U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                -------------------------------------------------


        Date of Report (Date of earliest event reported): April 30, 2001

                        CHINA RESOURCES DEVELOPMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                       0-26046                 97-02623643
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                     Room 2105, West Tower, Shun Tak Centre,
                  200 Connaught Road C., Sheung Wan, Hong Kong
                          Telephone: 011-852-2810-7205
          (Address and telephone number of principal executive offices)

 Item 2. Acquisition or Disposition of Assets.

         On April 30, 2001, the Registrant consummated the acquisition of the 39% minority interest in its 61%-owned subsidiary, Hainan Zhongwei Agricultural Resources Company Limited. Concurrently, the Registrant disposed of certain assets to the seller of the 39% minority interest. Completion of the transactions was previously disclosed in the Company's Current Report on Form 8-K, filed May 17, 2001. The purpose of this filing is to amend that Current Report on Form 8-K by filing certain financial statements and other financial information required by Regulation S-X and identified in Item 7 below.

         ("Rmb" refers to Renminbi yuan, the lawful currency of the People's Republic of China. Translation of amounts from Renminbi to U.S. dollars have been made at the single rate of exchange as quoted by the People's Bank of China (the "PBOC Rate") on March 31, 2001, which was US$1.00 = Rmb8.28. The Renminbi is not freely convertible into foreign currencies, and no representation is made that the Renminbi amounts referred to herein could have been or could be converted into U.S. dollars at the PBOC Rate or at all.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements

         The consolidated financial statements of HARC for the fiscal year ended December 31, 2000 are included in the audited consolidated financial statements of the Registrant which have been filed under Item 8 of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and are hereby incorporated by reference.

         The consolidated financial statements of HARC for the three months ended March 31, 2001 are included in the condensed consolidated financial statements of the Registrant which have been filed under Item 1 of the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 2001, and are hereby incorporated by reference.

         (b)      Pro Forma Financial Information

         The accompanying unaudited pro forma consolidated financial information is based on the historical consolidated financial statements of the Company adjusted to give effect to the acquisition of the 39% minority equity interest in HARC, and the disposition of 24,877,008 shares of Sundiro, a 13% interest in Xilian and a 58% interest in Weilin. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 has been prepared assuming the acquisition and disposition took place as of March 31, 2001. The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2000 and the three months ended March 31, 2001 have been prepared assuming the acquisition and disposition had taken place at the beginning of the periods presented.

         The unaudited pro forma condensed consolidated balance sheet, income statements and notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2001.

         The pro forma information includes certain adjustments and estimates by management. Management does not believe that this information is necessarily indicative of the financial position or results of operations that might have occurred had the acquisition and disposition taken place at the beginning of the periods presented or as of March 31, 2001. Management further does not believe that this information should be used to project the Company's financial position or results of operations at any future date or for any future period.

               CHINA RESOURCES DEVELOPMENT, INC., AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AS OF MARCH 31, 2001
             (Amounts in thousands, except share and per share data)

                                               Historical       Adjustments       Pro Forma     Pro Forma
                                               ----------       -----------       ---------     ---------
                                                   RMB              RMB              RMB           US$
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                        79,277           (1)  (a)        79,276         9,574
  Marketable securities                               869                              869           105
  Trade receivables                                    88          (88)  (a)            --            --
  Inventories - finished goods                      2,900       (1,286)  (a)         1,614           195
  Other receivables, deposits
    and prepayments                                 9,192       (1,126)  (a)         8,066           974
  Amount due from Farming Bureau                   13,509      (50,605)  (b)       (37,096)       (4,480)
  Amounts due from related companies                1,137         (501)  (a)           636            77
                                                  -------                          -------       -------
TOTAL CURRENT ASSETS                              106,972                           53,365         6,445
PROPERTY AND EQUIPMENT                             13,148       (4,260)  (a)         8,888         1,073
INVESTMENTS                                       184,374      (74,809)  (c)       109,565        13,233
INTANGIBLE ASSETS                                   6,522       16,887   (d)        23,409         2,827
                                                  -------                          -------       -------
TOTAL ASSETS                                      311,016                          195,227        23,578
                                                  =======                          =======       =======

LIABILITIES AND
  SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                    732         (479)  (a)           253            31
  Other payables and accrued liabilities            8,076         (176)  (a)         7,900           954
  Due to investment adviser                        12,253                           12,253         1,480
  Income taxes payable                              1,037                            1,037           125
  Amounts due to related companies                    666                              666            80
                                                  -------                          -------       -------
TOTAL CURRENT LIABILITIES                          22,764                           22,109         2,670

MINORITY INTERESTS                                113,430     (115,134)  (e)        (1,704)         (206)
                                                  -------                          -------       -------
TOTAL LIABILITIES AND
   MINORITY INTERESTS                             136,194                           20,405         2,464
                                                  -------                          -------       -------

SHAREHOLDERS' EQUITY
  Common stock                                          7                                7             1
  Series B preferred stock                              3                                3            --
  Additional paid-in capital                      169,052                          169,052        20,417
  Reserves                                         28,028                           28,028         3,385
  Accumulated deficits                            (22,302)                         (22,302)       (2,693)
  Accumulated other comprehensive gain                 34                               34             4
                                                  -------                          -------       -------
TOTAL SHAREHOLDERS' EQUITY                        174,822                          174,822        21,114
                                                  -------                          -------       -------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                            311,016                          195,227        23,578
                                                  =======                          =======       =======

         The condensed consolidated unaudited pro forma balance sheet has been prepared as if the acquisition of the 39% minority equity interest in HARC, and the disposition of 24,877,008 shares of Sundiro, a 13% interest in Xilian and a 58% interest in Weilin occurred as of March 31, 2001.

(a) This item represents the elimination of assets and liabilities on disposal of Weilin.

(b) This item represents the consideration payable to the Farming Bureau of RMB129,405 on the acquisition of the 39% minority equity interest in HARC less the total consideration receivable from the Farming Bureau of RMB78,800 on disposition of 24,877,008 shares of Sundiro, a 13% interest in Xilian and a 58% interest in Weilin.

(c) This item represents the elimination of the fair value of 24,877,008 shares of Sundiro and 13% interest in Xilian.

(d) This item represents the goodwill arising on the acquisition of the 39% minority equity interest in HARC.

(e) This item represents the elimination of minority interests in HARC and Weilin.

               CHINA RESOURCES DEVELOPMENT, INC., AND SUBSIDIARIES
         PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
             (Amounts in thousands, except share and per share data)


                                        Historical         Adjustments       Pro Forma     Pro Forma
                                        ----------         -----------       ---------     ---------
                                           RMB                 RMB              RMB           US$

Net sales                                    4,528                               4,528           547

Cost of sales                               (4,199)                             (4,199)         (507)
                                           -------                             -------       -------
Gross profit                                   329                                 329            40

Depreciation                                  (173)                               (173)          (21)

Amortization                                (1,338)           (422)    (f)      (1,760)         (213)

Selling, general and
   Administrative expenses                  (3,989)             41     (g)      (3,948)         (477)

Financial expenses, net                        (70)            (67)    (h)        (137)          (16)

Other income, net                           10,547                              10,547         1,274
                                           -------                             -------       -------
Income before income taxes                   5,306                               4,858           587

Income taxes                                (1,262)                             (1,262)         (153)
                                           -------                             -------       -------
Income before minority interests             4,044                               3,596           434

Minority interests                           1,070            (981)    (i)
                                                               (26)    (g)          63             8
                                           -------                             -------       -------
Net income                                   5,114                               3,659           442
                                           =======                             =======       =======

Basic and diluted earnings per share          6.10                                4.37          0.53
                                           =======                             =======       =======
Weighted average number
    of shares outstanding                  837,797                             837,797       837,797
                                           =======                             =======       =======


         The condensed consolidated unaudited pro forma income statements for the three months ended March 31, 2001 has been prepared as if the acquisition of the 39% minority equity interest in HARC, and the disposition of 24,877,008 shares of Sundiro, a 13% interest in Xilian and a 58% interest in Weilin occurred at the beginning of the fiscal quarter ended March 31, 2001.

(f) This item represents the amortization of goodwill on acquisition of the 39% minority equity in HARC which is amortized on the straight-line basis over 10 years.

(g)      This item represents the elimination of operating results of Weilin.

(h) This item represents the interest foregone on the payment of net cash consideration to the Farming Bureau.

(i)      This item represents the elimination of minority interests in HARC.

               CHINA RESOURCES DEVELOPMENT, INC., AND SUBSIDIARIES
         PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000
             (Amounts in thousands, except share and per share data)

                                        Historical         Adjustments       Pro Forma     Pro Forma
                                        ----------         -----------       ---------     ---------
                                            RMB                RMB              RMB           US$

Net sales                                   6,954           (1,395)    (j)       5,559           671

Cost of sales                              (6,402)           1,898     (j)      (4,504)         (544)
                                          -------                              -------       -------
Gross profit                                  552                                1,055           127

Depreciation                               (1,009)                              (1,009)         (122)

Amortization                               (2,841)          (1,689)    (k)      (4,530)         (547)

Selling, general and
   Administrative expenses                (19,424)             291     (j)     (19,133)       (2,311)

Financial income, net                        7,871            (367)    (l)
                                                                (1)    (j)       7,503           906

Other expenses, net                        (1,264)           1,119     (j)        (145)          (17)
                                          -------                              -------       -------
Loss before income taxes                  (16,115)                             (16,259)       (1,964)

Income taxes                               (2,887)                              (2,887)         (349)
                                          -------                              -------       -------
Loss before minority interests            (19,002)                             (19,146)       (2,313)

Minority interests                         (4,198)           3,747     (m)
                                                            (1,231)    (j)      (1,682)         (203)
                                          -------                              -------       -------
Net loss                                  (23,200)                             (20,828)       (2,516)
                                          =======                              =======       =======

Basic and diluted loss per share           (32.43)                              (29.12)        (3.52)
                                          =======                              =======       =======
Weighted average number
    of shares outstanding                 715,349                              715,349       715,349
                                          =======                              =======       =======

         The condensed consolidated unaudited pro forma income statements for the year ended December 31, 2000 has been prepared as if the acquisition of the 39% minority equity interest in HARC, and the disposition of 24,877,008 shares of Sundiro, a 13% interest in Xilian and a 58% interest in Weilin occurred at the beginning of the fiscal year ended December 31, 2000.

(j)      This item represents the elimination of operating results of Weilin.

(k) This item represents the amortization of goodwill on acquisition of the 39% equity interest in HARC, which is amortized on the straight-line basis over 10 years.

(l) This item represents the interest foregone on the payment of net cash consideration to the Farming Bureau.

(m)      This item represents the elimination of minority interests in HARC.

(c)      Exhibits:

         The following exhibits are incorporated by reference to exhibits with the corresponding numbers in the Registrant's Current Report on Form 8-K, filed on May 17, 2001:

       Exhibit No.             Exhibit Description
       -----------             -------------------

         10.27 Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Shenhua Investment Co. Ltd. dated April 17, 2001

         10.28 Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Fengsun Development Co. Ltd. dated April 17, 2001

         10.29 Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Hainan Zhongwei Trading Co. Ltd. dated April 17, 2001

         10.30 Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Chaopeng Investment Co. Ltd. dated April 17, 2001

         10.31 Agreement for the Sale and Purchase of Shares in HARC by and between the Farming Bureau and Shenzhen Feishang Development Co. Ltd. dated April 17, 2001

         10.32    Form of Declaration of Trust

         10.33 Agreement for the Sale and Purchase of Shares in Xilian Timber Mill by and between HARC and the Farming Bureau dated April 17, 2001

         10.34 Agreement for the Sale and Purchase of Shares in Hainan Weilin by and between HARC and the Farming Bureau dated April 17, 2001

         10.35 Agreement for the Sale and Purchase of Shares in Hainan Sundiro Motorcycle Co. Ltd. by and between HARC and the Farming Bureau dated April 17, 2001

         99.1     Press Release issued by Registrant dated May 17, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CHINA RESOURCES DEVELOPMENT, INC.



June 1, 2001                                By: /s/ Ching Lung Po
                                               ---------------------------------

                                            Name: Ching Lung Po
                                                 -------------------------------

                                            Title: Chairman
                                                   -----------------------------